UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2023

Sumo Logic, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39502	27-2234444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

855 Main Street, Suite 100
Redwood City, California 94063
(Address of principal executive offices, including zip code)

(650) 810-8700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SUMO	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion of the previously announced Merger (as described below) pursuant to the Agreement and Plan of Merger, dated as of February 9, 2023 (the “Merger Agreement”), between Serrano Parent, LLC, a Delaware limited liability company (“Parent”), Serrano Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and Sumo Logic, Inc., a Delaware corporation (the “Company”).

On May 12, 2023 (the “Closing Date”), pursuant to the Merger Agreement, Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Parent and Merger Sub were formed by affiliates of funds advised by Francisco Partners (the “Francisco Funds”). Capitalized terms used herein but not otherwise defined have the meaning set forth in the Merger Agreement.

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

New Credit Agreement

On the Closing Date, Parent, as the borrower, entered into that certain Credit Agreement, among Serrano Intermediate, LLC, the Company, as subsidiary guarantor, the direct parent company of Parent, as a guarantor, AB Private Credit Investors LLC, as administrative agent and collateral agent, and the lenders party thereto (the “Credit Agreement”), which provides for an initial term loan facility in an aggregate principal amount of $500,000,000 and a revolving credit facility of $50,000,000. The obligations under the Credit Agreement are secured on a first priority basis by substantially all assets of the borrowers and the guarantors (subject to certain exclusions and exceptions). The Credit Agreement includes representations and warranties, covenants, events of default, and other provisions that are customary for facilities of their respective types.

Item 1.02	Termination of a Material Definitive Agreement.

Concurrently with the closing of the Merger, the Company paid all outstanding fees and expenses and terminated all credit commitments outstanding under that certain Amended and Restated Loan and Security Agreement, dated as of February 8, 2021, by and between the Company as a borrower, and Silicon Valley Bank, a California corporation, as a lender.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”):

(i)	each share of common stock of the Company, par value $0.0001 per share (the “Common Stock”), issued and outstanding as of immediately prior to the Effective Time (other than shares of Common Stock (A) held by the Company as treasury stock; (B) owned by Parent or Merger Sub; or (C) owned by any direct or indirect wholly owned Subsidiary of Parent or Merger Sub as of immediately prior to the Effective Time (which were cancelled without payment of any consideration) and (B) shares of Common Stock for which dissenters’ rights have been properly exercised and not withdrawn) was automatically converted into the right to receive cash in an amount equal to $12.05, without interest thereon (the “Per Share Price”);

(ii)
each share of Common Stock that was subject to vesting, repurchase or other lapse restriction (“Company Restricted Stock”) and that was outstanding as of immediately prior to the Effective Time vested in full and was automatically cancelled and converted into the right to receive the Per Share Price, less any applicable withholding taxes;

(iii)
each restricted stock unit award that was not subject to any performance-based vesting conditions (each, a “Company RSU”) and that was outstanding and vested as of immediately prior to the Effective Time (but not yet settled) or that vested as a result of the consummation of the Merger (each, a “Vested Company RSU”) was automatically cancelled and converted into the right to receive an amount in cash (without interest) equal to (A) the total number of shares of Common Stock subject to such Vested Company RSU, multiplied by (B) the Per Share Price, less applicable withholding taxes;

(iv)
each Company RSU that was not a Vested Company RSU (each, an “Unvested Company RSU”) and that was outstanding as of immediately prior to the Effective Time was automatically cancelled and converted into a cash award with respect to an amount equal to (A) the total number of shares of Common Stock subject to such Unvested Company RSU, multiplied by (B) the Per Share Price, less any applicable withholding taxes, which cash award will continue to have, and will be subject to, the same vesting terms and conditions as applied to the corresponding Unvested Company RSU immediately prior to the Effective Time;

(v)
each restricted stock unit award that was subject to any performance-based vesting conditions (each, a “Company PSU”) and that was outstanding and fully vested (but not yet settled) as of immediately prior to the Effective Time (a “Vested Company PSU”) was automatically cancelled and converted into the right to receive an amount in cash (without interest) equal to (A) the total number of shares of Common Stock subject to such Vested Company PSU (as determined in accordance with the terms of the applicable award agreement), multiplied by (B) the Per Share Price, less applicable withholding taxes;

(vi)
each Company PSU that was not a Vested Company PSU (each, an “Unvested Company PSU”) and that was outstanding as of immediately prior to the Effective Time was automatically cancelled and converted into a cash award with respect to an amount equal to (A) the total number of shares of Common Stock subject to such Unvested Company PSU (as determined in accordance with the applicable award agreement), multiplied by (B) the Per Share Price, less any applicable withholding taxes, which cash award will be subject to the same vesting terms and conditions (excluding performance-based vesting conditions) as applied to the corresponding Unvested Company PSU immediately prior to the Effective Time;

(vii)
each outstanding option to purchase shares of Common Stock (each, a “Company Option”) that was outstanding and vested as of immediately prior to the Effective Time or that vested as a result of the consummation of the Merger (each, a “Vested Company Option”) was automatically cancelled and converted into the right to receive an amount in cash (without interest) equal to (A) the total number of shares of Common Stock subject to the Vested Company Option, multiplied by (B) the excess, if any, of the Per Share Price over the exercise price per share of Common Stock underlying such Vested Company Option, less applicable withholding taxes;

(viii)
each outstanding Company Option that was not a Vested Company Option (each, an “Unvested Company Option”) and was outstanding as of immediately prior to the Effective Time was automatically cancelled and converted into a cash award with respect to an amount equal to (A) the total number of shares of Common Stock subject to such Unvested Company Option, multiplied by (B) the excess, if any, of the Per Share Price over the exercise price per share of Common Stock under such Unvested Company Option, less any applicable withholding taxes, which cash award will continue to have, and will be subject to, the same vesting terms and conditions as applied to the corresponding Unvested Company Option immediately prior to the Effective Time; and

(ix)	each Company Option that had an exercise price per share of Common Stock that was greater than or equal to the Per Share Price was cancelled at the Effective Time for no consideration or payment.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 9, 2023, which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

The Company notified The Nasdaq Stock Market LLC (“Nasdaq”) on May 12, 2023 of the consummation of the Merger. The Company requested that Nasdaq delist its Common Stock on May 12, 2023. As a result, Nasdaq filed a Form 25 with the SEC to remove the Common Stock from listing on Nasdaq and deregister the Common Stock pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Common Stock ceased trading on the Nasdaq effective prior to the opening of trading on May 12, 2023. After effectiveness of the Form 25, the Company intends to file with the SEC a certification and notice of termination on Form 15 to terminate the registration of the Common Stock under the Exchange Act and suspend the Company’s reporting obligations under Section 13 and Section 15(d) of the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and under Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Pursuant to the Merger Agreement and in connection with the consummation of the Merger, each outstanding share of Common Stock that was issued and outstanding immediately prior to the Effective Time (except as described in Item 2.01 hereof) was converted, at the Effective Time, into the right to receive the Per Share Price. Accordingly, at the Effective Time, the holders of such shares of Common Stock ceased to have any rights as stockholders of the Company, other than the right to receive the Per Share Price.

Item 5.01	Change in Control of Registrant.

The information set forth in the Introductory Note and under Items 2.01 and 3.01 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the Merger, a change in control of the Company occurred, and the Company became a wholly owned subsidiary of Parent. The total amount of consideration payable to the Company’s equityholders in connection with the Merger was approximately $1.75 billion. The funds used by Parent to consummate the Merger and complete the related transactions came from equity contributions from the invested funds affiliated with Francisco Partners, and the proceeds received in connection with debt financing pursuant to the approximately $500 million term loan described above.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Immediately following completion of the Merger, Katherine Haar and Jennifer McCord were elected directors of the Company. The following persons, who were directors of the Company immediately prior to the completion of the Merger, resigned from the board of directors of the Company (the “Board”) and the committees of the Board on which they served, if any, at the Effective Time: Joseph Ansanelli, Christian Beedgen, Sandra Bergeron, Margaret Francis, Randy Gottfried, John D. Harkey, Jr., Tracey Newell, Ramin Sayar, and Timothy Youngblood.

Immediately following completion of the Merger, Stewart Grierson, age 57, resigned from his position as chief financial officer of the Company and was appointed as chief operating officer of the Company. Mr. Grierson served as the Company’s chief financial officer since December 2021. Prior to joining the Company, Mr. Grierson was the chief financial officer of Delphix Corporation, an enterprise software development and IT operations company, from April 2015 to December 2021. Prior to joining Delphix, Mr. Grierson served as chief financial officer and senior vice president, operations at Coraid, Inc. and as chief financial officer of ArcSight, Inc. Earlier in Mr. Grierson’s career, he worked at KPMG LLP as a senior manager. Mr. Grierson also serves on the board of directors of a privately-held company. Mr. Grierson holds a B.A. in Economics and a graduate’s degree in accounting from McGill University.

In addition, immediately following completion of the Merger, Jennifer McCord, age 46, resigned from her positions as senior vice president, finance, and chief accounting officer and was appointed as chief financial officer of the Company. Ms. McCord served as the Company’s chief accounting officer from February 2019 and as senior vice president, finance, from September 2022. Ms. McCord also served as the Company’s vice president, finance, from January 2020 to August 2022. Prior to joining the Company, Ms. McCord served as the vice president, corporate controller at Duo Security, acquired by Cisco Systems, from January 2018 to February 2019. Before Duo, Ms. McCord held various positions at Apttus, GoFundMe, Guidewire, Centrify and Oracle. Earlier in Ms. McCord’s career, she worked for PricewaterhouseCoopers. Ms. McCord holds a B.S. in Finance from Arizona State University.

Mr. Sayar, who was the Company’s chief executive officer prior to the Effective Time, resigned in connection with the Closing. In connection with his separation, Mr. Sayar will be entitled to the payments and benefits under his Change in Control and Severance Agreement with the Company, effective as of December 10, 2019, subject to his execution and non-revocation of a separation agreement and release of claims. The foregoing summary is qualified in its entirety by reference to the complete text of the Company’s Form of Change in Control and Severance Agreement, a copy of which is filed as Exhibit 10.6 to the Company’s Form S-1 filed with the SEC on August 24, 2020.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Effective upon completion of the Merger, the certificate of incorporation of the Company, as in effect immediately prior to the Merger, was amended and restated to be in the form of the certificate of incorporation attached as Exhibit 3.1 hereto, which is incorporated herein by reference.

Effective upon completion of the Merger, the bylaws of the Company, as in effect immediately prior to the Merger, were amended and restated to be in the form of the bylaws attached as Exhibit 3.2 hereto, which is incorporated herein by reference.

Item 8.01	Other Events.

On May 12, 2023, the Company issued a press release announcing the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated February 9, 2023, by and among Sumo Logic, Inc., Serrano Parent, LLC, and Serrano Merger Sub, Inc. (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on February 9, 2023)*

3.1	Amended and Restated Certificate of Incorporation of Sumo Logic, Inc.

3.2	Amended and Restated Bylaws of Sumo Logic, Inc.

99.1	Press Release, dated as of May 12, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*
Certain exhibits and schedules to the Agreement and Plan of Merger have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. Registrant will furnish copies of such schedules to the Securities and Exchange Commission upon request by the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
SUMO LOGIC, INC.

	By:	/s/ Jennifer McCord
Jennifer McCord
Chief Financial Officer

Date: May 15, 2023